UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2010

Mexoro Minerals Ltd.

(Exact name of registrant as specified in its charter)

Colorado	000-23561	84-1431797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Mountain View Center

12303 Airport Way, Suite 200

Broomfield, CO 80021

(Address of principal executive offices) (Zip Code)

(303) 327 1587

Registrant’s telephone number, including area code

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2010, Mr. Francisco “Barry” Quiroz, a Director of Mexoro Minerals Ltd., a Colorado corporation (the “Company”), notified the Board of Directors of the Company of his resignation from the Board of Directors effective immediately.  Mr. Quiroz did not resign as a Director as the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEXORO MINERALS LTD.

Dated:  May 18, 2010

By:  /s/ George Young

Name: George Young

Title:  President